Exhibit 99.4
                                                    LaSalle 09-26-03 Report Form

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re:  LaSalle Re Holdings Limited              Case No.          03-12637(MFW)
                                                 Reporting Period: August 2003

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case.

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Required Documents                                                      Form No.           Document    Explanation
------------------------------------------------------------------------------------------------------------------
                                                                                           Attached    Attached
Schedule of Cash Receipts and Disbursements                             MOR-1              N/A
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (Con't)      N/A
      Copies of bank statements                                                            N/A
      Cash disbursements journals                                                          N/A
Statement of Operations                                                 MOR-2              None
Balance Sheet                                                           MOR-3              Yes
Status of Postpetition Taxes                                            MOR-4              N/A
      Copies of IRS Form 6123 or payment receipt                                           N/A
      Copies of tax returns filed during reporting period                                  N/A
Summary of Unpaid Postpetition Debts                                    MOR-4              None
      Listing of aged accounts payable                                                     N/A
Accounts Receivable Reconciliation and Aging                            MOR-5              None
Debtor Questionnaire                                                    MOR-5              N/A
------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/  Alan L. Hunte                                       9/26/2003
--------------------------------------                   -------------------
Signature of Debtor                                      Date


/s/  Alan L. Hunte                                       9/26/2003
--------------------------------------                   -------------------
Signature of Joint Debtor                                Date


/s/  Alan L. Hunte                                       9/26/2003
--------------------------------------                   -------------------
Signature of Authorized Individual*                      Date


Alan L. Hunte                                            9/26/2003
--------------------------------------                   -------------------
Printed Name of Authorized Individual*                   Date

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.4
                                                                   Balance Sheet

  LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
-------------------------------                                  --------------
            Debtor                             Reporting Period: August 2003
                                                                  --------------

                              BALANCE SHEET

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                                                                        BOOK VALUE AT END OF         BOOK VALUE ON
                         ASSETS                                        CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        --                      --
-------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                            --
-------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                --                      --
-------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         --                      --
-------------------------------------------------------------------------------------------------------------------
Inventories                                                                              --                      --
-------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         --                      --
-------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                   --                      --
-------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   --                      --
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $          --          $           --
-------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                           --                      --
-------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                  --                      --
-------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                 --                      --
-------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   --                      --
-------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                 --                      --
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Less Accumulated Depreciation                                                            --                      --
-------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $          --          $           --
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       --                      --
-------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   49,900,000              49,900,000
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $  49,900,000          $   49,900,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $  49,900,000          $   49,900,000
===================================================================================================================

                                                                         BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $           --          $           --
--------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
--------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                     5,804,000               5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                     5,804,000          $    5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $    5,804,000               5,804,000
--------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     95,432,000              95,432,000
--------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       307,914,000             307,914,000
--------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (358,939,000)           (358,939,000)
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (311,000)               (311,000)
--------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
--------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              $   44,096,000          $   44,096,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                          $   49,900,000          $   49,900,000
====================================================================================================================

OTHER ASSETS
Investment in Unconsolidated Subsidiaries                                      49,900,000.00           49,900,000.00
                                                                              --------------          --------------
TOTAL OTHER ASSETS                                                             49,900,000.00          $   49,900,000
                                                                              --------------          --------------
ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                                             (311,000.00)            (311,000.00)
                                                                              --------------          --------------
                                                                                 (311,000.00)         $           --
                                                                              --------------          --------------